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                  NEW ENGLAND VARIABLE ANNUITY SEPARATE ACCOUNT

                           AMERICAN FORERUNNER SERIES
                  ISSUED BY NEW ENGLAND LIFE INSURANCE COMPANY

                       SUPPLEMENT DATED NOVEMBER 12, 2007
            TO THE PROSPECTUS DATED APRIL 30, 2007 (AS SUPPLEMENTED)

     This supplement describes a change to the Lifetime Withdrawal Guarantee version of the Guaranteed Withdrawal Benefit for American Forerunner Series Variable Annuity Contracts issued by New England Life Insurance Company ("we," "us," "our") in New York State on or after November 12, 2007. These changes apply only to Contracts issued in New York State on or after the date of this supplement. Effective November 12, 2007, the following information supplements, and to the extent inconsistent therewith, replaces information in the Prospectus dated April 30, 2007 for the Contract.

     LIFETIME WITHDRAWAL GUARANTEE

     The description of the Lifetime Withdrawal Guarantee version of the Guaranteed Withdrawal Benefit is revised to reflect that, on or after November 12, 2007, Contracts issued in New York State are subject to the following issue age requirements: (1) the owner or oldest joint owner (or annuitant if the owner is a non-natural person) is at least 60 years old for the Single Life Version and (2) the Joint Life Version must be owned by joint owners who are spouses, each of whom is at least 63 years old. Because of the requirement that the Contract be owned by joint owners, the Joint Life Version is only available for Non-Qualified Contracts.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE

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